FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021 (January 25, 2021)

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On January 25, 2021, HC2 Holdings, Inc. (“HC2” or the “Company”) announced that it intends to offer $300 million aggregate principal amount of senior secured notes due 2026 (the “Notes”) in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Concurrently with the offering of the Notes, the Company intends to enter into exchange agreements with certain holders of its outstanding 7.5% Convertible Senior Notes due June 1, 2022 (the “Convertible Notes”) pursuant to which the Company plans to exchange a portion of the outstanding aggregate principal amount of the Convertible Notes for new convertible notes (the “New Convertible Notes”).

A copy of the press release announcing the Notes Offering and the Convertible Notes Exchange is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Notes Offering, HC2 is providing prospective investors with certain financial and other information which HC2 is furnishing with this report as Exhibit 99.2. This information, which has not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the offering of the Notes.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes and the New Convertible Notes will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HC2’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K, including the exhibits, contains forward-looking statements. Actual results, events or developments may differ materially from those anticipated or discussed in any forward-looking statement. These statements are subject to risks, uncertainties and other factors, as discussed further in the press release attached hereto as Exhibits 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by HC2, dated January 25, 2021, titled “HC2 Holdings Announces Launch of $300 Million Senior Secured Notes Offering and Concurrent Convertible Notes Exchange.”
99.2	Certain information with respect to HC2 provided to investors in connection with the offering of the Notes.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2021

HC2 Holdings, Inc. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer